UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2014 (October 7, 2014)

INTERNATIONAL METALS STREAMING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-182629	45-5634033
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12303 Airport Way, Suite 200 Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 327-1497

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective October 7, 2014, the registrant dismissed Cutler & Co., LLC (“Cutler”) as its independent auditor. Cutler was engaged on June 6, 2014.

The report of Cutler on the registrant’s financial statements as of December 31, 2013 and 2012, and for the year ended December 31, 2013 and the three months ended December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report: (i) noted that the opinion of Cutler expressed in the report, in so far as it relates to the period from June 15, 2012 through September 30, 2012, is based solely on the report of the registrant’s prior auditors; and (ii) raised substantial doubt about the registrant’s ability to continue as a going concern.

In connection with the audit of the registrant’s financial statements for the year ended December 31, 2013 (the “2013 financial statements”), there were: (i) no disagreements between the registrant and Cutler on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Cutler, would have caused Cutler to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Subsequent to the audit of the 2013 financial statements, however, a disagreement arose between the registrant and Cutler with respect to the accounting treatment of certain financing transactions. Specifically, because these transactions contain provisions that led to the return of capital, the registrant believes that treating these transactions as debt rather than equity may be more proper, which Cutler disagrees with. The registrant’s board of directors has had discussions with Cutler, and has authorized Cutler to respond fully to inquiries from the successor auditor, concerning the above disagreement.

On October 7, 2014, the registrant engaged RBSM LLP (“RBSM”) as its independent registered accounting firm. During its most two recent fiscal years ended December 31, 2013 and the subsequent interim period through the engagement of RBSM on October 7, 2014, the registrant did not consult with RBSM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and RBSM did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The termination of Cutler and engagement of RBSM as the registrant’s auditors were approved by the registrant’s board of directors.

The registrant provided Cutler a copy of the disclosures contained herein and requested that Cutler furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cutler agrees with the statements in this Item 4.01. Once such letter is furnished by Cutler, the registrant will amend this this Current Report on Form 8-K to include a copy of such letter as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL METALS STREAMING CORP.
(Registrant)

Date: October 14, 2014	By:	/s/ Michael Hlavsa
Michael Hlavsa
Chief Executive Officer

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